FIRST AMENDMENT TO
             ARMIN-PLASTICS DIVISION OF TYCO INTERNATIONAL LTD
                 RETIREMENT SAVINGS AND INVESTMENT PLAN FOR
                     CERTAIN NON-UNION HOURLY EMPLOYEES


A. The Armin Plastics Division of Tyco International Ltd. Retirement Savings and Investment Plan For Certain Non-Union Hourly Employees established as of July 1, 1988, as amended and restated as of July 1, 1993, is further amended as follows:

     1. Section 1.21 is hereby amended by deleting said Section in its entirety and substituting the following at the end thereof:

     "1.21     "Highly Compensated Employee" shall mean:
                ---------------------------

          (a) any Employee who was, at any time in the look-back year or determination year, a 5% owner;

          (b)  any Employee who, in the look-back year:

               (i) received in Compensation more than $75,000 (as adjusted by the Secretary of the Treasury to reflect rises in the cost of living in accordance with Code Section 415(d)),

               (ii) was an officer and received in Compensation more than 50% of the dollar limitation in effect for such year under Code
                    Section 415(b)(1)(A); or

               (iii) received in Compensation more than $50,000 (as adjusted by the Secretary of the Treasury to reflect rises in the cost of living in accordance with Code Section 415(d)) and was among the top 20% of Employees when ranked on the basis of Compensation paid during such year.

               For purposes of calculating the top 20% of Employees when ranked on the basis of Compensation paid during the look-back year, there shall be excluded from the total number of Employees: (A) Employees with less than six months of Service, (B) Employees who normally work less than 17-1/2 hours per week, (C) Employees who normally work less than six months per year, (D) except as provided in Treasury Regulations, Employees covered by a collective bargaining agreement, and (E) Employees



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               who are nonresident aliens and who receive no earned income from the Employer that constitutes income from sources within the United States;

          (c) any Employee not described in paragraph (b) above but who is described in clause (i), (ii) or (iii) of paragraph (b) if the term "determination year" is substituted for the term "look-back year," and the Employee is among the 100 Employees who received the most compensation from the Employer during the determination year; and

          (d) any former Employee who has separated from Service but who was a Highly Compensated Employee as described in paragraph (a), (b) or
               (c) above when he separated from Service or at any time after he attained age 55.

     For purposes of this Section, "Compensation" shall mean the amount paid during the look-back year or determination year, whichever is applicable, by the Employer or an Affiliated Company to the Employee for services rendered (regardless of whether the individual was a Participant at the time) as reportable to the Federal Government for the purpose of withholding federal income taxes and increased by any amount to which Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) apply. Also for purposes of this Section, no more than 50 Employees or, if lesser, the greater of three Employees or 10% of Employees shall be treated as officers; however, if no officer has compensation in excess of the applicable stated dollar amount above in any year, the officer with the highest Compensation shall be treated as described in paragraph (b) or (c), as applicable.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year. The Committee may elect to make the look-back year calculation for a determination on the basis of the calendar year ending with or within the applicable determination year, as prescribed by Section 414(q) of the Code and the regulations issued thereunder.

     For the purpose of this Section 1.21, the Employer and all Affiliated Companies shall be treated as a single employer."

     2. Article III is hereby amended by adding the following Section 3.12 at the end thereof:

     "3.12     VALUATION AND ALLOCATION OF TRUST ASSETS

     As of each Valuation Date, the Trustee shall determine the net worth of the Trust and each of the Investment Funds, and the Committee shall adjust the account balances of each Participant to reflect their proportionate share of income, losses, appreciation, depreciation and expenses of each Investment Fund since the last Valuation Date. In determining the net worth of the Trust and of each Investment Fund, the Trustee shall value the assets at their fair market value."

     3. Section 4.01(d) is hereby amended by adding the following at the end thereof:

     "Tax-Deferred Contributions will be taken into account under the test in subsection (c) above for a Plan Year only if they are allocated to a Participant's account as of a date within that Plan Year."

     4. Section 4.04 is hereby amended by adding the following at the end thereof:

     "The limitation on annual additions of this Section 4.04 shall apply to all defined contribution plans (including voluntary employee contribution accounts in a defined benefit plan and key employee accounts under a welfare benefit plan described in Section 419 of the Code, as well as employer contributions allocated to an IRA) of the Employer and all Affiliated Companies, whether or not terminated, and all such plans shall be treated as one defined contribution plan for purpose of the limitation of this Section 4.04."

     5. Section 7.04 is hereby amended by adding the following subsection (d) at the end thereof:

     "(d) In the event a Participant who has elected a payment of benefits in the form of an annuity dies before his annuity starting date, the amount payable to his surviving spouse pursuant to subsection (a) shall be made in the form of an annuity for the life of the surviving spouse within a reasonable time after the death of the Participant, subject to the spouse's right to elect a lump sum amount."

     6. Section 12.03 is hereby amended by deleting the first sentence thereof and substituting the following in lieu thereof:

     "Upon termination or partial termination of the Plan or a complete discontinuance of contributions, the Employer Accounts of all Participants affected thereby shall become fully vested, and the Plan Administrator shall, subject to the provisions of the immediately following paragraph, cause the assets remaining in the Plan, including any forfeitures which have not been applied to reduce Employer Matching Contributions hereunder, to be allocated to the remaining Participants and Beneficiaries in proportion to their respective Employer Account balances."

     7. Section 14.06 is hereby amended by deleting subsection (a) in its entirety and substituting therefor the following:

     "(a) "Determination Date" means for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" means the last day of that Plan Year."

     8. Section 14.06 is hereby amended by adding the following subsection (e) at the end thereof:

     "(e) For purposes of the top-heavy test, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve-month period ending on the "determination date." A valuation date is the annual date on which plan assets must be valued for the purpose of determining the value of account balances or the date on which liabilities and assets of a defined benefit plan are valued. In the case of a defined benefit plan, the valuation date shall be the same valuation date used for computing plan costs for minimum funding."

B.   The effective date of this First Amendment shall be July 1, 1988.

C.   Except as amended herein, the Plan is confirmed in all other respects.

     IN WITNESS THEREOF, this First Amendment has been signed and sealed for by an authorized member of the Retirement Committee this 21 day of February, 1995.
                                                      --        --------

                                   RETIREMENT COMMITTEE UNDER
                                     THE ARMIN-PLASTICS DIVISION
                                     OF TYCO INTERNATIONAL LTD
                                     RETIREMENT SAVINGS AND
                                     INVESTMENT PLAN FOR CERTAIN
                                     NON-UNION HOURLY
                                     EMPLOYEES



                                   By: /s/ John A. Helfrich
                                       _____________________________


94397.b1